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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 4, 2001 incorporated by reference in Geneva Steel Holdings Corp.'s Form 10-K for the fiscal year ended September 30, 2000 and to all references to our Firm included in this registration statement.

                                       /s/ Arthur Andersen, LLP


Salt Lake City, Utah
March 27, 2001